UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

Prosperity Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on November 1, 2019, the transactions contemplated by the Agreement and Plan of Reorganization, dated as of June 16, 2019 (the “Merger Agreement”), by and between LegacyTexas Financial Group, Inc., a Maryland corporation (“LegacyTexas”), and Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), were consummated, including the merger of LegacyTexas with and into Prosperity (the “Merger”), with Prosperity continuing as the surviving corporation in the Merger.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01 of Prosperity’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2019 in order to include the historical financial statements of LegacyTexas required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of LegacyTexas as of December 31, 2018 and 2017 and consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the years ended December 31, 2018, 2017 and 2016 and related notes are included as Exhibit 99.1 to this Form 8-K/A.

The unaudited consolidated balance sheet of LegacyTexas at June 30, 2019 and the consolidated statements of income for the three and six months ended June 30, 2019 and 2018, consolidated statements of comprehensive income for the three and six months ended June 30, 2019 and 2018, consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2019 and 2018 and consolidated statements of cash flows for the six months ended June 30, 2019 and 2018 and related notes are included as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Prosperity as of June 30, 2019 and the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2019 and for the year ended December 31, 2018, after giving effect to the Merger and the adjustments described in such pro forma financial statements, are included as Exhibit 99.3 to this Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

21.1	Consent of Ernst & Young LLP, independent registered public accounting firm for LegacyTexas.

99.1	Audited consolidated financial statements of LegacyTexas as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016 and related notes.

99.2	Unaudited consolidated financial statements of LegacyTexas at June 30, 2019 and for the three and six months ended June 30, 2019 and 2018 and related notes.

99.3	Unaudited pro forma financial information of Prosperity as of June 30, 2019 and for the six months ended June 30, 2019 and the year ended December 31, 2018, after giving effect to the Merger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Notes on Forward-Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share, cash flows, future capital expenditures and dividends, future financial condition and changes therein, including changes in loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations and integrating the operations of LegacyTexas, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the transaction with LegacyTexas, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the possibility that the anticipated benefits of the transaction with LegacyTexas are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas did a majority of its business and Prosperity continues to have a significant presence, the possibility that the integration of LegacyTexas may be more expensive than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from previous business operations and opportunities, potential adverse reactions or changes to business or employee relationships, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the LegacyTexas transaction. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity and factors which could affect the forward-looking statements contained herein can be found in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three- and nine-month periods ended September 30, 2019 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2020

PROSPERITY BANCSHARES

By:	/s/ Charlotte M. Rasche
Name:	Charlotte M. Rasche
Title:	Executive Vice President and General Counsel

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